Exhibit 99

Jefferies Announces All-Time Records for Third Quarter and Nine-Month
          Total Revenues, Net Revenues, Net Earnings and EPS

    NEW YORK--(BUSINESS WIRE)--Oct. 18, 2005--Jefferies Group, Inc. (NYSE: JEF) today announced record quarterly financial results for the quarter ended September 30, 2005.

    Highlights for the record third quarter ended September 30, 2005:

    -- Total revenues were up 29% to $378.1 million versus $293.1 million for the third quarter of 2004.

    -- Net earnings were up 20% to $38.6 million compared to $32.3 million for the third quarter of 2004.

    -- Earnings per share (diluted) were up 12% to $0.57 compared to $0.51 for the third quarter of 2004.

    -- Investment banking revenues were up 49% to $107.6 million versus $72.1 million for the third quarter of 2004.

    Highlights for the record first nine months ended September 30, 2005:

    -- Total revenues were up 22% to $1.1 billion versus $873.4 million for the first nine months of 2004.

    -- Net earnings were up 15% to $110.7 million compared to $96.0 million for the first nine months of 2004.

    -- Earnings per share (diluted) were up 9% to $1.64 compared to $1.51 for the first nine months of 2004.

    -- Investment banking revenues were up 33% to $327.5 million versus $247.1 million for the first nine months of 2004.

    "We would like to thank our clients for their confidence, loyalty and belief in Jefferies. Additionally, we truly appreciate the effort, commitment and talent of our 2,001 employee partners who are the ones directly responsible for our success to date," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the third quarter ended September 30, 2005 will be held October 18 at 9:00 AM (Eastern) and can be accessed at 617-801-9714 (code:
18188135). A replay of the call will be available two hours post-call at 617-801-6888 (code: 92986930). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:45 AM Eastern on October 18.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                            Three Months Ended     Nine Months Ended
                          --------------------- ----------------------
                           Sept. 30,  Sept. 30,  Sept. 30,   Sept. 30,
                             2005       2004       2005        2004
                          ---------- ---------- ----------- ----------

 Revenues:
   Commissions            $  58,157  $  62,020  $  185,304  $ 200,325
   Principal transactions   104,415    109,012     261,887    277,669
   Investment banking       107,556     72,122     327,517    247,066
   Asset management fees
    and Investment income
    from managed funds       21,667     11,618      63,385     54,030
   Interest                  81,467     35,948     212,738     85,132
   Other                      4,822      2,382      15,309      9,144
                          ---------- ---------- ----------- ----------
    Total revenues          378,084    293,102   1,066,140    873,366
 Interest expense            78,804     39,316     204,292     93,206
                          ---------- ---------- ----------- ----------
 Revenues, net of interest
  expense                   299,280    253,786     861,848    780,160
                          ---------- ---------- ----------- ----------

 Non-interest expenses:
   Compensation and
    benefits                167,033    141,434     481,024    436,191
   Floor brokerage and
    clearing fees            11,059     12,770      35,350     39,750
   Technology and
    communications           16,432     16,029      50,053     48,632
   Occupancy and equipment
    rental                   10,936     10,250      32,852     29,306
   Business development       9,651      7,189      27,698     24,529
   Other                     16,632     11,164      44,851     30,907
                          ---------- ---------- ----------- ----------
    Total non-interest
     expenses               231,743    198,836     671,828    609,315
                          ---------- ---------- ----------- ----------

 Earnings before income
  taxes and minority
  interest                   67,537     54,950     190,020    170,845
 Income taxes                26,143     21,516      73,209     63,980
                          ---------- ---------- ----------- ----------
 Earnings before minority
  interest                   41,394     33,434     116,811    106,865
 Minority interest in
  earnings of consolidated
  subsidiaries, net           2,799      1,159       6,107     10,895
                          ---------- ---------- ----------- ----------
    Net earnings          $  38,595  $  32,275  $  110,704  $  95,970
                          ========== ========== =========== ==========

 Earnings per share:
   Basic                  $    0.62  $    0.56  $     1.80  $    1.68
                          ========== ========== =========== ==========
   Diluted                $    0.57  $    0.51  $     1.64  $    1.51
                          ========== ========== =========== ==========

 Weighted average shares:
   Basic                     62,224     57,833      61,434     57,233
   Diluted                   68,112     63,867      67,374     63,616



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)


                                               Quarters ended
                                      --------------------------------
                                      9/30/2005  6/30/2005  3/31/2005
                                      ---------- ---------- ----------
 Statement of Earnings
 ---------------------
 Revenues, net of interest expense   $  299,280 $  276,558 $  286,010
 Non-interest expenses:
   Compensation and benefits            167,033    152,003    161,988
   Non-personnel expenses                64,710     64,245     61,849
                                      ---------- ---------- ----------
 Earnings before income taxes and
  minority interest                      67,537     60,310     62,173
 Income taxes                            26,143     23,621     23,445
                                      ---------- ---------- ----------
 Earnings before minority interest       41,394     36,689     38,728
 Minority interest in earnings of
  consolidated subsidiaries, net          2,799      1,252      2,056
                                      ---------- ---------- ----------
     Net earnings                    $   38,595 $   35,437 $   36,672
                                      ========== ========== ==========

 Diluted earnings per share          $     0.57 $     0.53 $     0.56
                                      ========== ========== ==========

 Financial Ratios
 ----------------
 Pretax operating margin                   22.6%      21.8%      21.7%
 Compensation and benefits / net
  revenues                                 55.8%      55.0%      56.6%
 Effective tax rate                        38.7%      39.2%      37.7%


                                                   Quarters ended
                                               -----------------------
                                               12/31/2004   9/30/2004
                                               -----------  ----------
 Statement of Earnings
 ---------------------
 Revenues, net of interest expense            $   278,085  $  253,786
 Non-interest expenses:
   Compensation and benefits                      159,696     141,434
   Non-personnel expenses                          62,245      57,402
                                               -----------  ----------
 Earnings before income taxes and
  minority interest                                56,144      54,950
 Income taxes                                      19,975      21,516
                                               -----------  ----------
 Earnings before minority interest                 36,169      33,434
 Minority interest in earnings of
  consolidated subsidiaries, net                      773       1,159
                                               -----------  ----------
     Net earnings                             $    35,396  $   32,275
                                               ===========  ==========

 Diluted earnings per share                   $      0.55  $     0.51
                                               ===========  ==========

 Financial Ratios
 ----------------
 Pretax operating margin                             20.2%       21.7%
 Compensation and benefits / net revenues            57.4%       55.7%
 Effective tax rate                                  35.6%       39.2%



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                                Quarters ended
                                        ------------------------------
                                        9/30/2005  6/30/2005 3/31/2005
                                        ---------- --------- ---------
Revenues by Source
------------------
Commissions and principal transactions:
   Equities                              $105,360   $91,917   $95,067
   High yield                              20,985    14,188    16,650
   Convertibles                             9,514     8,948     8,115
   Execution                                5,074     5,472     7,060
   Bonds Direct                             7,612     7,140     7,234
   Other proprietary                       14,027    15,348     7,480
                                        ---------- --------- ---------
     Total                                162,572   143,013   141,606
Investment banking                        107,556   102,519   117,442
Asset management fees and investment
 income from managed funds:
   Asset management fees                   14,239    13,580    14,909
   Investment income from managed funds     7,428     6,854     6,375
                                        ---------- --------- ---------
     Total                                 21,667    20,434    21,284
Interest                                   81,467    71,420    59,851
Other                                       4,822     6,777     3,710
                                        ---------- --------- ---------
   Total revenues                        $378,084  $344,163  $343,893
                                        ========== ========= =========

Other Data
----------
Number of trading days                         64        64        61
Average employees                           2,001     1,916     1,817
Common shares outstanding                  58,083    57,759    58,090
Weighted average shares:
   Basic                                   62,224    61,468    60,570
   Diluted                                 68,112    67,422    65,997


                                                   Quarters ended
                                               -----------------------
                                               12/31/2004   9/30/2004
                                               -----------  ----------
Revenues by Source
------------------
Commissions and principal transactions:
   Equities                                   $   104,596  $  127,764
   High yield                                       9,829      10,845
   Convertibles                                    10,484       9,368
   Execution                                        7,350       7,989
   Bonds Direct                                     7,472      11,604
   Other proprietary                                 (674)      3,462
                                               -----------  ----------
     Total                                        139,057     171,032
Investment banking                                105,738      72,122
Asset management fees and investment income
  from managed funds:
   Asset management fees                           12,472       7,990
   Investment income from managed funds            14,682       3,628
                                               -----------  ----------
     Total                                         27,154      11,618
Interest                                           49,318      35,948
Other                                               4,006       2,382
                                               -----------  ----------
   Total revenues                             $   325,273  $  293,102
                                               ===========  ==========

Other Data
----------
Number of trading days                                 64          67
Average employees                                   1,750       1,749
Common shares outstanding                          57,289      56,872
Weighted average shares:
   Basic                                           58,112      57,833
   Diluted                                         64,744      63,867



    As of September 30, 2005, stockholders' equity amounted to $1.2 billion, resulting in a book value of $20.69 per share.

    CONTACT: for Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338